UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan St.
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  October 31, 2016

Date of reporting period:  October 31, 2016

Item 1. Reports to Stockholders.

Edgar Lomax Value Fund

Annual Report

For the year ended
October 31, 2016

EDGAR LOMAX VALUE FUND

Annual Report
October 31, 2016

Dear Fellow Shareholder:

We are pleased to report that you were part of another notably successful year for the Edgar Lomax Value Fund (the “Fund”).  Stock market participants generally showed more appreciation for “value” stocks than their “growth” counterparts.  More importantly, strong demand for our specific holdings caused the Fund to outperform both the S&P 500® Index (“S&P 500”) and its “value” style index.  Consequently, these rising values along with increased interest in the Fund pushed total assets to about $78 million, a new high.

With that introduction, let’s get right to the numbers.  The following table summarizes the Fund’s average annual total returns through October 31, 2016:

		S&P 500		Lipper Large-Cap
	Fund	Value Index	S&P 500 Index	Value Funds Index
1-year	7.70%	6.44%	4.51%	4.94%
5-year	11.64%	13.07%	13.57%	12.18%
10-year	5.56%	5.03%	6.70%	5.07%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (866) 205-0524 or visiting www.edgarlomax.com. Before deducting fees that the Advisor contractually waived or expenses of the Fund that the Advisor absorbed, the gross expense ratio is 1.31%*; however, after such waivers or absorptions, the Fund’s maximum net expense ratio is 0.96%. Including the voluntary performance-based waiver arrangement, actual Total Annual Fund Operating Expenses (the net expenses that investors paid) were 0.63%.

Before proceeding, we want to make you aware of some good news:  effective January 1, 2017, we are reducing the Fund’s expense structure.  In summary, we have taken the following three steps:  1) reduced our investment advisory fee to a maximum of 0.55%, 2) enhanced the “voluntary fee waiver” provision, which serves to reduce fees borne by shareholders if ever investment performance for the trailing 3- or 5-year period is below that of the S&P 500 Value Index and, finally, 3) capped net Fund expenses at a maximum of 0.70% annually (from a previous maximum of 0.96%).  Please note, net Fund expenses will go as low as 0.50% if our 3- or 5-year performance falls below the S&P 500 Value Index.  So, you can see we are working hard on two fronts—good results from our stock selections and lower expenses, both of which positively impact the value of your Fund account.

Regarding the Fund’s outperformance during the year ended October 31, 2016, we are very pleased . . . but it was no “cake walk.”  Through approximately the first half, market players were strongly pursuing high-quality, high-dividend-paying companies (like those we buy) in response, we believe, to the Federal Reserve’s interest rate hike in December 2015—the first boost since 2006.  However the remainder of the year was substantially different.  The

____________________

*  Figures are from the Fund’s prospectus dated February 28, 2016.  The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that Net Annual Fund Operating Expenses do not exceed 0.96% (0.70% effective January 1, 2017; excluding acquired funds fees and expenses, interest, taxes and extraordinary expenses) through at least February 28, 2018.  In addition, the Advisor has voluntarily agreed to waive a portion of its investment advisory fee contingent upon the Fund’s performance versus the S&P 500 Value Index.  While the Advisor may discontinue its voluntary waiver any time after February 28, 2018, it has no intention of doing so.

Federal Reserve made no additional interest rate hikes, thus maintaining their heavy stimulus stance.  Consequently, more speculative activity returned to the market with small-cap and “growth” stocks literally taking off.  Such give-and-take between investment styles is a natural and regular market phenomenon but, always remember, stock prices in the long run will follow actual (not projected or hoped for) corporate profits.  It is our belief that big “blue chip” companies deliver the best combination of stability and dependability when it comes to profits.

Now, let’s look at some of our specific holdings and their one-year results through this past October 31.  The entire list is included in this report in a section called “Schedule of Investments.”  As was the case through the first half of the Fund’s fiscal year, our Industrials sector (up nearly 15%) had the largest impact as a group.  The category represented 18% of the entire portfolio.  Within the sector’s ranks, three of the country’s preeminent defense names contributed mightily and, yet, still look undervalued to us:  General Dynamics rose 9% and sports a price-to-earnings ratio (“P/E”) of just 16 versus an S&P 500 P/E of 24; Lockheed Martin gained 15% (P/E of 19); and Raytheon rose 19% (P/E of 18).  Even after having performed so well, we still think their values can rise further.  They are generally well-financed and have what appear to be dependable books of business, much of it from the government.

Our next largest allocation (about 16% of the Fund) is to Health Care stocks, which returned 4%.  Here, though, the names didn’t all move upward in lockstep.  On the positive side, UnitedHealth Group put in its third consecutive year of outstanding performance.  It rose 22% in the latest fiscal year, pushing its P/E close to that of the S&P 500.  On the other hand, a perennial favorite of ours, Pfizer, declined almost 3%.  However, the outlook appears a bit clearer for the country’s biggest drug maker.  First, Pfizer decided not to split into two companies as it had been considering.  Second, it completed its acquisition (although at a premium price) of Medivation, which adds, among other things, a successful prostate cancer drug (XTANDI) to Pfizer’s cancer-fighting portfolio.  While we believe these shares have the potential to appreciate, we are currently receiving a substantial 3.9% dividend yield.

Thank you kindly for allowing us to serve you.  We will continue extending our best efforts to help you achieve your long-term investment goals.

Cordially,

Randall R. Eley	Phillip A. Titzer
Chief Investment Officer	Portfolio Manager
____________________

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk; principal loss is possible.  “Value” investing as a strategy may be out of favor in the market for an extended period. Value stocks can perform differently from the market as a whole and from other types of stocks.

Investment performance reflects expense waivers in effect.  In the absence of such waivers, total return would be reduced.

The opinions expressed are those of the investment advisor, are subject to change, and forecasts made cannot be guaranteed.  Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security.  Please see the schedule of investments in this report for current Fund holdings information.

The Price-to-Earnings (P/E) Ratio is calculated by dividing the current price of a stock by the company’s trailing 12 months’ earnings per share.

The Dividend Yield is calculated by dividing a company’s per-share projected annual dividend payment by the company’s stock price per share.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.  The S&P 500 Value Index is a capitalization-weighted index of stocks in the S&P 500 Index which exhibit strong value characteristics.  The Lipper Large-Cap Value Funds Index measures the performance of 30 of the largest funds in the large cap value category as tracked by Lipper, Inc.  You cannot invest directly in an index.

EDGAR LOMAX VALUE FUND

Comparison of the change in value of a hypothetical $10,000 investment in the Edgar Lomax Value Fund vs.
the S&P 500® Index, the S&P 500® Value Index, and the Lipper Large-Cap Value Funds Index

Average Annual Total Return:
	One Year	Five Years[1]	Ten Years[1]
Edgar Lomax Value Fund	7.70%	11.64%	5.56%
S&P 500® Index	4.51%	13.57%	6.70%
S&P 500® Value Index	6.44%	13.07%	5.03%
Lipper Large-Cap Value Funds Index	4.94%	12.18%	5.07%

Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (866) 205-0524 or visiting www.edgarlomax.com.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The S&P 500® Value Index is a market-value-weighted index of stocks in the S&P 500® Index which score highest based on an average of book-to-price ratio, sales-to-price ratio and earnings-to-price ratio, representing 50% of the total market value of the S&P 500® Index.

The Lipper Large-Cap Value Funds Index consists of the largest funds as tracked by Lipper, Inc.  Large Cap Value Funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. Lipper rankings are based on total returns, including reinvestment of dividends and capital gains for the stated period; this calculation does not include sales charges.

1  Average Annual Total Return represents the average annual change in account value over the period indicated.

EDGAR LOMAX VALUE FUND

EXPENSE EXAMPLE at October 31, 2016 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. The Edgar Lomax Value Fund is a no-load mutual fund and has no shareholder transaction expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (5/1/16 – 10/31/16).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 0.96% per the operating expenses limitation agreement. In addition, the Advisor has voluntarily agreed to waive a portion of its advisory fee contingent upon the Fund’s performance versus the S&P 500® Value Index (see Note 4 of the Notes to Financial Statements). The amount of the voluntary waiver will depend upon the size of the Fund’s net assets as of the end of each month. If the Advisor waives advisory fees under this arrangement, it has also agreed to absorb all expenses, other than advisory fees. For the six months ended October 31, 2016, the Fund’s aggregate annual operating expenses were reduced to 0.50%. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in the first line of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds, as they may charge transactional costs, such as sales charges (loads), redemption fees, or exchange fees.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	5/1/16	10/31/16	5/1/16 – 10/31/16
Actual	$1,000.00	$1,028.50	$2.55
Hypothetical (5% return before expenses)	$1,000.00	$1,022.62	$2.54

*
Expenses are equal to the Fund’s annualized expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/366 days to reflect the one-half year expense.

EDGAR LOMAX VALUE FUND

INDUSTRY ALLOCATION OF PORTFOLIO ASSETS at October 31, 2016 (Unaudited)

Percentages represent market value as a percentage of total investments.

EDGAR LOMAX VALUE FUND

SCHEDULE OF INVESTMENTS at October 31, 2016

Shares	COMMON STOCKS - 94.34%	Value

	Beverage and Tobacco Product Manufacturing - 0.81%
4,050	Altria Group, Inc.	$267,786
8,500	Coca-Cola Co.	360,400
		628,186
	Broadcasting (except Internet) - 0.36%
4,500	Comcast Corp. - Class A	278,190

	Chemical Manufacturing - 13.15%
6,200	AbbVie, Inc.	345,836
440	AdvanSix, Inc. (a)	7,022
47,100	Dow Chemical Co.	2,534,451
11,300	Gilead Sciences, Inc.	832,019
62,100	Merck & Co., Inc.	3,646,512
90,302	Pfizer, Inc.	2,863,477
		10,229,317
	Computer and Electronic Product Manufacturing - 6.82%
76,500	Cisco Systems, Inc.	2,347,020
28,600	Intel Corp.	997,282
7,300	QUALCOMM, Inc.	501,656
10,700	Raytheon Co.	1,461,727
		5,307,685
	Couriers and Messengers - 0.53%
3,800	United Parcel Service, Inc. - Class B	409,488

	Credit Intermediation and Related Activities - 6.08%
27,700	Bank of New York Mellon Corp.	1,198,579
10,100	Capital One Financial Corp.	747,804
17,300	JPMorgan Chase & Co.	1,198,198
34,400	Wells Fargo & Co.	1,582,744
		4,727,325
	Electrical Equipment, Appliance, and
	Component Manufacturing - 1.49%
22,900	Emerson Electric Co.	1,160,572

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND

SCHEDULE OF INVESTMENTS at October 31, 2016, continued

Shares	COMMON STOCKS - 94.34%	Value

	Food Manufacturing - 1.71%
29,700	Mondelez International, Inc. - Class A	$1,334,718

	Food Services and Drinking Places - 0.45%
3,100	McDonald’s Corp.	348,967

	General Merchandise Stores - 7.78%
35,100	Target Corp.	2,412,423
52,000	Wal-Mart Stores, Inc.	3,641,040
		6,053,463
	Insurance Carriers and Related Activities - 10.52%
47,000	Allstate Corp.	3,191,300
18,400	American International Group, Inc.	1,135,280
7,600	MetLife, Inc.	356,896
24,800	UnitedHealth Group, Inc.	3,504,984
		8,188,460
	Machinery Manufacturing - 4.31%
26,800	Caterpillar, Inc.	2,236,728
11,700	General Electric Co.	340,470
7,600	United Technologies Corp.	776,720
		3,353,918
	Merchant Wholesalers, Non-Durable Goods - 2.57%
23,000	Procter & Gamble Co.	1,996,400

	Miscellaneous Manufacturing - 1.02%
4,800	3M Co.	793,440

	Oil and Gas Extraction - 1.50%
20,500	Devon Energy Corp.	776,745
5,400	Occidental Petroleum Corp.	393,714
		1,170,459
	Petroleum and Coal Products Manufacturing - 8.33%
28,400	Chevron Corp.	2,974,900
42,100	Exxon Mobil Corp.	3,507,772
		6,482,672

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND

SCHEDULE OF INVESTMENTS at October 31, 2016, continued

Shares	COMMON STOCKS - 94.34%	Value

	Professional, Scientific, and Technical Services - 2.83%
7,000	Amgen, Inc.	$988,120
7,900	International Business Machines Corp.	1,214,151
		2,202,271
	Rail Transportation - 1.99%
7,800	Norfolk Southern Corp.	725,400
9,300	Union Pacific Corp.	820,074
		1,545,474
	Real Estate - 0.45%
1,900	Simon Property Group, Inc.	353,324

	Support Activities for Mining - 1.70%
7,800	ConocoPhillips	338,910
21,400	Halliburton Co.	984,400
		1,323,310
	Telecommunications - 4.76%
10,600	AT&T, Inc.	389,974
68,900	Verizon Communications, Inc.	3,314,090
		3,704,064
	Transportation Equipment Manufacturing - 7.97%
6,700	Boeing Co.	954,281
25,900	Ford Motor Co.	304,066
13,600	General Dynamics Corp.	2,050,064
18,200	General Motors Co.	575,120
11,000	Honeywell International, Inc.	1,206,480
4,500	Lockheed Martin Corp.	1,108,710
		6,198,721
	Utilities - 7.21%
106,500	Exelon Corp.	3,628,455
24,400	Kinder Morgan, Inc.	498,492
28,800	Southern Co.	1,485,216
		5,612,163
	TOTAL COMMON STOCKS (Cost $68,726,033)	73,402,587

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND

SCHEDULE OF INVESTMENTS at October 31, 2016, continued

Shares	MONEY MARKET FUNDS - 6.01%	Value
3,902,200	Invesco STIT-Treasury Portfolio - Institutional Class, 0.22% (b)	$3,902,200
778,243	Morgan Stanley Institutional Liquidity Fund -
	Government Portfolio, 0.30% (b)	778,243
	TOTAL MONEY MARKET FUNDS (Cost $4,680,443)	4,680,443
	Total Investments in Securities
	(Cost $73,406,476) - 100.35%	78,083,030
	Liabilities in Excess of Other Assets - (0.35)%	(274,309)
	TOTAL NET ASSETS - 100.00%	$77,808,721

(a)	Non-income producing security.
(b)	Rate shown is the 7-day annualized yield as of October 31, 2016.

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES at October 31, 2016

ASSETS
Investments in securities, at value (identified cost $73,406,476)	$78,083,030
Receivables
Fund shares sold	15,176
Dividends and interest	117,651
Prepaid expenses	6,538
Total assets	78,222,395

LIABILITIES
Payables
Fund shares redeemed	347,376
Administration fees	22,858
Audit fees	19,500
Fund accounting fees	6,051
Advisory fees	5,923
Legal fees	3,382
Transfer agent fees and expenses	2,623
Shareholder reporting	2,275
Custody fees	2,082
Chief Compliance Officer fee	1,500
Accrued other expenses	104
Total liabilities	413,674

NET ASSETS	$77,808,721

CALCULATION OF NET ASSET VALUE PER SHARE
Net assets applicable to shares outstanding	$77,808,721
Shares issued and outstanding
[unlimited number of shares (par value $0.01) authorized]	5,986,856
Net asset value, offering and redemption price per share	$13.00

COMPONENTS OF NET ASSETS
Paid-in capital	$71,366,451
Undistributed net investment income	1,426,608
Undistributed net realized gain on investments	339,108
Net unrealized appreciation on investments	4,676,554
Net assets	$77,808,721

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND

STATEMENT OF OPERATIONS – For the year ended October 31, 2016

INVESTMENT INCOME
Dividends	$2,097,940
Interest	6,260
Total investment income	2,104,200

EXPENSES
Advisory fees (Note 4)	560,032
Administration fees (Note 4)	130,088
Transfer agent fees and expenses (Note 4)	70,315
Fund accounting fees (Note 4)	34,681
Registration fees	21,849
Audit fees	19,500
Custody fees (Note 4)	14,213
Legal fees	12,633
Chief Compliance Officer fee (Note 4)	9,000
Trustee fees	8,856
Reports to shareholders	4,455
Other expenses	4,448
Insurance expense	2,827
Total expenses	892,897
Less: advisory fee waiver and expense reimbursement (Note 4)	(445,486)
Net expenses	447,411
Net investment income	1,656,789

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	388,397
Net change in unrealized appreciation on investments	2,853,604
Net realized and unrealized gain on investments	3,242,001
Net Increase in Net Assets Resulting from Operations	$4,898,790

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	October 31, 2016	October 31, 2015
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$1,656,789	$1,598,601
Net realized gain on investments	388,397	7,055,001
Net change in unrealized appreciation/(depreciation) on investments	2,853,604	(9,438,760)
Net increase/(decrease) in net assets resulting from operations	4,898,790	(785,158)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,656,661)	(1,061,521)
From net realized gain on investments	(7,067,258)	(5,738,941)
Total distributions to shareholders	(8,723,919)	(6,800,462)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived
from net change in outstanding shares (a)	14,092,077	12,091,986
Total increase in net assets	10,266,948	4,506,366

NET ASSETS
Beginning of year	67,541,773	63,035,407
End of year	$77,808,721	$67,541,773

Undistributed net investment income at end of year	$1,426,608	$1,426,510

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	October 31, 2016		October 31, 2015
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	1,137,196	$14,626,550	1,373,486	$19,561,282
Shares issued on reinvestments of distributions	734,240	8,708,093	490,263	6,785,246
Shares redeemed	(727,931)	(9,242,566)	(1,001,995)	(14,254,542)
Net increase	1,143,505	$14,092,077	861,754	$12,091,986

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$13.95	$15.83	$13.77	$11.27	$10.39

Income from investment operations:
Net investment income	0.30	0.33	0.26	0.25	0.23
Net realized and unrealized
gain/(loss) on investments	0.60	(0.56)	2.15	2.49	0.88
Total from investment operations	0.90	(0.23)	2.41	2.74	1.11

Less distributions:
From net investment income	(0.35)	(0.26)	(0.25)	(0.24)	(0.23)
From net realized gain on investments	(1.50)	(1.39)	(0.10)	—	—
Total distributions	(1.85)	(1.65)	(0.35)	(0.24)	(0.23)

Net asset value, end of year	$13.00	$13.95	$15.83	$13.77	$11.27

Total return	7.70%	-1.40%	17.94%	24.83%	10.95%

Ratios/supplemental data:
Net assets, end of year (thousands)	$77,809	$67,542	$63,035	$43,223	$35,617

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.27%	1.31%	1.33%	1.41%	1.43%
After fees waived and expenses absorbed	0.64%	0.63%	0.60%	0.76%	0.99%

Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	1.73%	1.66%	1.28%	1.41%	1.69%
After fees waived and expenses absorbed	2.36%	2.34%	2.01%	2.06%	2.13%

Portfolio turnover rate	56.00%	48.69%	43.36%	32.36%	45.61%

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at October 31, 2016

NOTE 1 – ORGANIZATION

The Edgar Lomax Value Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”. The Fund’s investment objective is to seek long-term capital growth while providing some income.  The Fund began operations on December 12, 1997.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years 2013-2015, or expected to be taken in the Fund’s 2016 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on a first-in, first-out basis.  Interest income is recorded on an accrual basis.  Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date.

Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at October 31, 2016, continued

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

For the year ended October 31, 2016, the Fund made the following permanent tax adjustments on the statement of assets and liabilities:

Undistributed Net	Accumulated Net
Investment Income	Realized Gain
$(30)	$30

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of October 31, 2016, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at October 31, 2016, continued

Equity Securities: The Fund’s investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator. The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of October 31, 2016:

EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at October 31, 2016, continued

	Level 1	Level 2	Level 3	Total
Common Stocks
Accommodation and Food Services	$348,967	$—	$—	$348,967
Finance and Insurance	13,269,109	—	—	13,269,109
Information	3,982,254	—	—	3,982,254
Manufacturing	35,489,229	—	—	35,489,229
Mining, Quarrying, and Oil
and Gas Extraction	2,493,769	—	—	2,493,769
Professional, Scientific,
and Technical Services	2,202,271	—	—	2,202,271
Retail Trade	6,053,463	—	—	6,053,463
Transportation and Warehousing	1,954,962	—	—	1,954,962
Utilities	5,612,163	—	—	5,612,163
Wholesale Trade	1,996,400	—	—	1,996,400
Total Common Stocks	73,402,587	—	—	73,402,587
Money Market Funds	4,680,443	—	—	4,680,443
Total Investments in Securities	$78,083,030	$—	$—	$78,083,030

Refer to the Fund’s schedule of investments for a detailed break-out of common stocks by industry classification. Transfers between levels are recognized at October 31, 2016, the end of the reporting period. The Fund recognized no transfers to/from Level 1 or Level 2. There were no Level 3 securities held in the Fund during the year ended October 31, 2016.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended October 31, 2016, The Edgar Lomax Company (the “Advisor”) provided the Fund with investment management services under an investment advisory agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 0.80% based upon the average daily net assets of the Fund. However, the Advisor has agreed to voluntarily waive a portion of its advisory fees due from the Fund based upon the Fund’s performance versus the S&P 500 Value Index. The Advisor intends to waive a portion of its advisory fee whenever, as of the end of each month, the Fund’s 3-year or 5-year average annual total return is less than that of the S&P 500 Value Index. While this voluntary fee waiver can be discontinued at any time, the Advisor has no intention of doing so. The following three paragraphs describe reductions to the expenses outlined in this Note 4.  For the year ended October 31, 2016, the Fund incurred $560,032 in advisory fees, of which the Advisor voluntarily waived $146,497, resulting in net advisory fees of $413,535 before expense limitation waivers.

EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at October 31, 2016, continued

Effective January 1, 2017, the Trust approved an amendment to the investment advisory agreement between the Trust, on behalf of the Fund, and the Advisor, pursuant to which the Advisor will reduce the Fund’s management fee from 0.80% to 0.55%.

The Board also approved, at the recommendation of the Advisor, an amendment to the Operating Expenses Limitation Agreement between the Trust, on behalf of the Fund, and the Advisor, pursuant to which the Advisor has agreed to reduce the Fund’s expense cap from 0.96% to 0.70% effective January 1, 2017.

Additionally, the Advisor is now voluntarily agreeing to waive a portion of its management fee and pay certain Fund expenses such that “Total Annual Fund Operating Expenses” will decline to 0.50% for underperformance versus the S&P 500 Value Index during either the 3-year or 5-year period, effective January 1, 2017.

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s net annual operating expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) to 0.96% of average daily net assets (0.70% effective January 1, 2017). If the Advisor waives advisory fees under the arrangement described above, it has also agreed to absorb all expenses, other than advisory fees.  For the year ended October 31, 2016, the Fund’s aggregate annual operating expenses were reduced to 0.64%, including contractual expense limits and voluntary performance fee waivers.  Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the year ended October 31, 2016, excluding amounts voluntarily waived, the Advisor reduced its fees and absorbed Fund expenses in the amount of $220,859; no amounts were reimbursed to the Advisor.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

Year	Amount
2017	$185,625
2018	238,323
2019	220,859
$644,807

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an administration agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund. U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.

EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at October 31, 2016, continued

For the year ended October 31, 2016, the Fund incurred the following expenses for administration, fund accounting, custody, transfer agency, and Chief Compliance Officer fees:

Administration	$130,088
Fund Accounting	34,681
Custody	14,213
Transfer Agency (a)	12,085
Chief Compliance Officer	9,000

(a) Does not include sub-ta fees and out-of-pocket expenses.

At October 31, 2016, the Fund had payables due to USBFS for administration, fund accounting, transfer agency, Chief Compliance Officer fees, and to U.S. Bank N.A for custody fees and in the following amounts:

Administration	$22,858
Fund Accounting	6,051
Custody	2,082
Transfer Agency (a)	2,014
Chief Compliance Officer	1,500

(a) Does not include sub-ta fees and out-of-pocket expenses.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are employees of the Administrator. The Trust’s Chief Compliance Officer is also an employee of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank N.A.  This same Trustee is an interested person of the Distributor.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2016, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $41,514,641 and $38,254,576, respectively.

NOTE 6 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended October 31, 2016 and October 31, 2015 was as follows:

	Year Ended	Year Ended
	October 31, 2016	October 31, 2015
Net investment income	$2,929,096	$1,765,374
Long-term capital gains	5,794,823	5,035,088

EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at October 31, 2016, continued

As of October 31, 2016, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$73,506,166
Gross tax unrealized appreciation	6,988,932
Gross tax unrealized depreciation	(2,412,068)
Net tax unrealized appreciation (a)	4,576,864
Undistributed ordinary income	1,426,608
Undistributed long-term capital gain	438,798
Total distributable earnings	1,865,406
Total accumulated earnings/(losses)	$6,442,270

(a)	The difference between book-basis and tax-basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

EDGAR LOMAX VALUE FUND

REPORT OF INDEPENDENT PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
Edgar Lomax Value Fund

We have audited the accompanying statements of assets and liabilities of the Edgar Lomax Value Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Edgar Lomax Value Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
December 30, 2016

EDGAR LOMAX VALUE FUND

NOTICE TO SHAREHOLDERS at October 31, 2016 (Unaudited)

For the year ended October 31, 2016, the Edgar Lomax Value Fund designated $2,929,096 as ordinary income. The Edgar Lomax Value Fund designated $5,794,823 as long-term capital gains for purposes of the dividends paid deduction.

For the year ended October 31, 2016, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income was 72.37%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended October 31, 2016 was 71.92%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gains under Internal Revenue Section 871(k)(2)(C) for the year ended October 31, 2016 was 43.44%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-866-205-0524 or on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2016

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-205-0524.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available by calling 1-866-205-0524.

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-205-0524 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

EDGAR LOMAX VALUE FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Number of
Portfolios
		Term of		in Fund	Other
	Position	Office and		Complex	Directorships
Name, Address	Held with	Length of	Principal Occupation	Overseen	Held During
and Age	the Trust	Time Served	During Past Five Years	by Trustee(2)	Past Five Years(3)

Independent Trustees(1)
Gail S. Duree	Trustee	Indefinite	Director, Alpha Gamma Delta	1	Trustee, Advisors
(age 70)		term; since	Housing Corporation (collegiate		Series Trust (for
615 E. Michigan Street		March	housing management) (2012 to		series not affiliated
Milwaukee, WI 53202		2014.	present); Trustee and Chair (2000 to		with the Fund);
			2012), New Covenant Mutual Funds		Independent
			(1999 to 2012); Director and Board		Trustee from 1999
			Member, Alpha Gamma Delta		to 2012, New
			Foundation (philanthropic		Covenant Mutual
			organization) (2005 to 2011).		Funds (an open-end
investment
company with
4 portfolios).

George J. Rebhan	Trustee	Indefinite	Retired; formerly President,	1	Trustee, Advisors
(age 82)		term; since	Hotchkis and Wiley Funds		Series Trust (for
615 E. Michigan Street		May	(mutual funds) (1985 to 1993).		series not affiliated
Milwaukee, WI 53202		2002.			with the Fund);
Independent
Trustee from 1999
to 2009, E*TRADE
Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly Senior Vice	1	Trustee, Advisors
(age 77)		term; since	President, Federal Home Loan		Series Trust (for
615 E. Michigan Street		February	Bank of San Francisco.		series not affiliated
Milwaukee, WI 53202		1997.			with the Fund).

EDGAR LOMAX VALUE FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), continued

				Number of
				Portfolios
		Term of		in Fund	Other
	Position	Office and		Complex	Directorships
Name, Address	Held with	Length of	Principal Occupation	Overseen	Held During
and Age	the Trust	Time Served	During Past Five Years	by Trustee(2)	Past Five Years(3)

Raymond B. Woolson	Trustee	Indefinite	President, Apogee Group, Inc.	1	Trustee, Advisors
(age 57)		term*; since	(financial consulting firm)		Series Trust (for
615 E. Michigan Street		January	(1998 to present).		series not affiliated
Milwaukee, WI 53202		2016.			with the Fund);
					Independent
					Trustee, Doubleline
					Funds Trust (an
					open-end
					investment
					company with
					13 portfolios),
					Doubleline Equity
					Funds, Doubleline
					Opportunistic
					Credit Fund and
					Doubleline Income
					Solutions Fund,
					from 2010 to
					present.
Interested Trustee

Joe D. Redwine(4)	Interested	Indefinite	President, CEO, U.S. Bancorp Fund	1	Trustee, Advisors
(age 69)	Trustee	term; since	Services, LLC (May 1991 to present).		Series Trust (for
615 E. Michigan Street		September			series not affiliated
Milwaukee, WI 53202		2008.			with the Fund).

EDGAR LOMAX VALUE FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), continued

Name, Address	Position Held	Term of Office and	Principal Occupation
and Age	with the Trust	Length of Time Served	During Past Five Years

Officers

Joe D. Redwine	Chairman and	Indefinite term; since	President, CEO, U.S. Bancorp Fund Services, LLC
(age 69)	Chief Executive	September 2007.	(May 1991 to present).
615 E. Michigan Street	Officer
Milwaukee, WI 53202

Douglas G. Hess	President and	Indefinite term; since	Senior Vice President, Compliance and
(age 49)	Principal Executive	June 2003.	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Officer		(March 1997 to present).
Milwaukee, WI 53202

Cheryl L. King	Treasurer and	Indefinite term; since	Vice President, Compliance and Administration,
(age 55)	Principal Financial	December 2007.	U.S. Bancorp Fund Services, LLC (October 1998
615 E. Michigan Street	Officer		to present).
Milwaukee, WI 53202

Kevin J. Hayden	Assistant	Indefinite term; since	Assistant Vice President, Compliance and
(age 45)	Treasurer	September 2013.	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street			(June 2005 to present).
Milwaukee, WI 53202

Albert Sosa	Assistant	Indefinite term; since	Assistant Vice President, Compliance and
(age 46)	Treasurer	September 2013.	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street			(June 2004 to present).
Milwaukee, WI 53202

Michael L. Ceccato	Vice President,	Indefinite term; since	Senior Vice President, U.S. Bancorp Fund Services,
(age 59)	Chief Compliance	September 2009.	LLC (February 2008 to present).
615 E. Michigan Street	Officer and
Milwaukee, WI 53202	AML Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite term; since	Senior Vice President and Counsel, U.S. Bancorp
(age 51)		September 2015.	Fund Services, LLC (May 2006 to present).
615 E. Michigan Street
Milwaukee, WI 53202

EDGAR LOMAX VALUE FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), continued

Name, Address	Position Held	Term of Office and	Principal Occupation
and Age	with the Trust	Length of Time Served	During Past Five Years

Emily R. Enslow, Esq.	Assistant	Indefinite term; since	Assistant Vice President, U.S. Bancorp Fund
(age 29)	Secretary	September 2015.	Services, LLC (July 2013 to present); Proxy Voting
615 E. Michigan Street			Coordinator and Class Action Administrator, Artisan
Milwaukee, WI 53202			Partners Limited Partnership (September 2012 to
July 2013); Legal Internship, Artisan Partners
Limited Partnership (February 2012 to September
2012); J.D. Graduate, Marquette University Law
School (2009 to 2012).

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of October 31, 2016, the Trust was comprised of 47 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-866-205-0524.

EDGAR LOMAX VALUE FUND

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•    Information we receive about you on applications or other forms;

•    Information you give us orally; and/or

•    Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Advisor
The Edgar Lomax Company
6564 Loisdale Court, Suite 310
Springfield, VA 22150
www.edgarlomax.com

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 2nd Floor
Milwaukee, WI 53202
1-866-205-0524

Independent Registered
Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, NY 10103

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  To obtain a free prospectus please call 1-866-205-0524.

ED-ANNUAL

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2016	FYE 10/31/2015
Audit Fees	$16,100	$15,900
Audit-Related Fees	N/A	N/A
Tax Fees	$3,400	$3,300
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2016	FYE 10/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2016	FYE 10/31/2015
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President

Date  1/5/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President

Date  1/5/17

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date   1/5/17

* Print the name and title of each signing officer under his or her signature.